================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            NORTH COAST ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            NORTH COAST ENERGY, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                         [NORTH COAST ENERGY, INC. LOGO]
                            NORTH COAST ENERGY, INC.



                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                           TO BE HELD DECEMBER 5, 1997


To Our Stockholders:

         The Annual Meeting of Stockholders (the "Meeting") of North Coast Energy, Inc. (the "Company") will be held at Holiday Inn Hudson, Route 8 and Turnpike Exit 12, Hudson, Ohio, on Friday, December 5, 1997, at 9:00 a.m., EST, to consider and act upon the following:

         1. The election of three Directors whose term of office will expire in 2000; and

         2. A proposal to amend the provisions of Article IV of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 60,000,000.

         3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Holders of Common Stock and Series A Preferred Stock of record at the close of business on October 9, 1997 are entitled to notice of and to vote at the Meeting. Stockholders owning Units and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies. Stockholders holding only either Units or Common Stock will receive only one proxy and should execute and return it.

         Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but will ensure your representation if you cannot attend.


                                           By Order of the Board of Directors,



                                           THOMAS HILL
                                           Secretary


November 7, 1997

                            NORTH COAST ENERGY, INC.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343

                            -------------------------

                                 PROXY STATEMENT

                           MAILED ON NOVEMBER 7, 1997
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 5, 1997

         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of North Coast Energy, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, December 5, 1997, and any adjournments thereof. The time, place and purposes of the Meeting are stated in the Notice of Annual Meeting which accompanies this Proxy Statement.

         Only stockholders of record as of October 9, 1997 will be entitled to vote at the Meeting or any adjournments thereof. As of that date, 16,542,832 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 75,541 shares of Series A, 6% Convertible Preferred Stock (the "Series A Preferred Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and each share of Series A Preferred Stock outstanding as of the record date will be entitled to 2.3 votes. Stockholders may vote in person or by proxy. The Company's Certificate of Incorporation does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another bearing a later date, or by attending the Meeting and voting in person. Stockholders owning Units and/or separate shares of Common Stock and Series A Preferred Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies that they receive. Stockholders holding only Units or Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

         A properly executed proxy returned in time to be cast at the Meeting will be voted in accordance with the instructions contained thereon, if it is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the election of the individuals nominated by the Board of Directors and "FOR" the proposal to increase the number of authorized shares of Common Stock of the Company.

         The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by mail, telephone, facsimile or telegraph, following the original solicitation.

         At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain", will be counted as shares present for purposes of determining whether a quorum is present.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

         Pursuant to the Company's By-Laws, at the Annual Meeting, a majority of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         Pursuant to the Company's By-Laws, all other questions and matters brought before the meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting for such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

THE COMPANY

         North Coast Energy, Inc. and its subsidiaries ("North Coast" or the "Company") are engaged in the business of oil and gas exploration, development and production. The Company was incorporated under the laws of Delaware in August, 1988 as a successor to and for the purposes of continuing the business and operations of an existing corporation and combining the assets and properties of North Coast with those to be acquired through an acquisition conducted as an exchange offer.

               SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the Common Stock, owned on October 9, 1997 by: (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock at such date; (ii) each Director of the Company; (iii) each of the executive officers listed in the Summary Compensation Table included elsewhere herein; and (iv) all Directors and executive officers as a group, and the percentage of the outstanding shares represented thereby.

                                                                  COMMON STOCK
                                                      ------------------------------------
                      Nature and Address (1)          Amount and Nature of        Percent
                      of Beneficial Owner             Beneficial Ownership        of Class
                     -----------------------------    --------------------        --------
                     Charles M. Lombardy, Jr......     665,242 Shares (2)(3)        3.99%
                     Garry Regan..................     663,294 Shares (2)           3.98%
                     Saul Siegel..................     206,000 Shares (2)           1.23%
                     Leo J.M.J. Blomen............           0 Shares                  *%
                     J.J.M. Smits.................           0 Shares                  *%
                     Nuon International bv........   5,747,127 Shares (4)          34.74%
                     Anthony Kovacevich...........      24,500 Shares (2)              *%
                     George Begley................      27,125 Shares (5)              *%
                     Steven L. Grose..............       3,692 Shares                  *%
                     C. Rand Michaels.............       2,815 Shares                  *%
                     John H. Pinkerton............       3,185 Shares                  *%
                     Lomak Petroleum, Inc.........   4,079,874 Shares (6)          24.66%
                     All Directors and executive
                     officers as a group (12
                     persons)                        1,660,356 Shares (7)           9.96%
                     -------------------------------
         *  Less than one percent

  (1) The address of Nuon International is Utrechtsweg 68, 6812 AH Arnhem, The Netherlands. The address of Lomak Petroleum, Inc. is 125 State Route 43, Hartville, Ohio 44632.
  (2) Includes 404,582 shares of Common Stock, in the aggregate, which could be acquired by Messrs. Regan (115,000 shares), Lombardy (115,000 shares), Siegel (201,000 shares) and Kovacevich (22,500 shares) upon the exercise of immediately exercisable stock options or warrants which they hold.
  (3) The share ownership figures for Mr. Lombardy include 13,738 shares of Common Stock owned by a trust for which Mr. Lombardy is the trustee and as to which he disclaims any beneficial interest.
  (4) Does not includes 11,494,254 shares of Common Stock that may be immediately acquired by Nuon International bv for $0.87 per share.
  (5) Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options. Does not include 8,050 shares of Common Stock issuable upon exercise of 7,000 Series B Warrants held by Mr. Begley's spouse. Mr. Begley disclaims beneficial ownership of such shares.
  (6) Does not include 500,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable Warrants to purchase Common Stock.
  (7) Includes 507,025 shares of Common Stock which may be acquired by all Directors and executive officers as a group upon the exercise of immediately exercisable stock options or warrants.




                              ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into three classes, with each class currently consisting of three Directors. One class of Directors is elected at each Annual Meeting to serve a three-year term. At the Annual Meeting, stockholders will be asked to elect three Directors whose term will expire at the 2000 Annual Meeting. Since the last Annual Meeting of Stockholders, pursuant to authority granted in the Company's By-Laws, John H. Pinkerton was appointed to the Board of Directors in November 1996 to a term expiring in 1998, Steven L. Grose and C. Rand Michaels were appointed to the Board in November 1996 to terms expiring in 1999, Leo J.M.J. Blomen was appointed to the Board of Directors in September 1997 to a term expiring in 1998 and Jos J. M. Smits and Saul Siegel were appointed to the Board of Directors in September 1997 to terms expiring at the Annual Meeting of Stockholders in December 1997. In addition, after many years of faithful service, Charles K. Ebinger, W. Dale Wegrich and Robert L. Bauman resigned from the Board of Directors in September, 1997.

         Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the nominees set forth in the table below as Directors of the Company. In the event of the death of or inability to act of such nominees, the proxies will be voted for the election as a Director of such other persons as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for persons other than those named below and any such substitute nominee. Under applicable provisions of Delaware law and the Company charter documents, the nominees receiving the greatest number of votes cast at a meeting at which a quorum is present will be elected as Director of the Company. Accordingly, abstentions and broker non-votes will have no effect on the election of Directors.

NOMINEES FOR ELECTION

         Name                 Age           Principal Occupation and History
         ----                 ---           --------------------------------

Jos J. M. Smits (1)           48      Director.
                                      Mr. Smits was appointed to the Board of
                                      Directors on September 4, 1997. Mr. Smits has been Manager-Purchasing and Trade for Nuon Energy Group since July 1994. From
                                      October 1992 until July 1994, Mr. Smits
                                      was Managing Director of Fels B.V., a
                                      Dutch manufacturer of building materials.
                                      Mr. Smits holds a degree in Economics from the University of Amsterdam, the
                                      Netherlands.

Saul Siegel (1)               67      Chief Operating Officer; Director.
                                      Mr. Siegel was appointed as a Director and Chief Operating Officer of North Coast in
                                      September 1997. Since July 1996 Mr. Siegel has been President and owner of Clark
                                      Engineering Services, Inc., a Buchanan,
                                      Michigan testing facility for off-road
                                      vehicles. In addition, for more than five years Mr. Siegel has been President of Metalworking International Corporation, a
                                      Cleveland, Ohio company that purchases
                                      manufacturing plants and new and used
                                      metalworking equipment. Since May 1996,
                                      Mr. Siegel has also been Treasurer of
                                      Precision Rebuilders, Inc., a New Orleans,
                                      Louisiana company which is engaged in the remanufacturing of oil and gas valves.

Ralph L. Bradley (1)          56      Mr. Bradley is a nominee for election as a
                                      Director of North Coast. Mr. Bradley is
                                      currently President of Bradley Energy
                                      International, which provides energy
                                      solutions for the world market, and
                                      Bradley Energy USA, which provides
                                      individuals with the opportunity to own
                                      various aspects of natural gas

         Name                 Age           Principal Occupation and History
         ----                 ---           --------------------------------

                                      production. Prior to forming these
                                      entities, Mr. Bradley was chief executive officer of The Eastern Group, Inc., and its predecessor, Eastern States Exploration Company, Inc.



DIRECTORS CONTINUING IN OFFICE

Garry Regan (2)               48      President; Director.
                                      Mr. Regan served as an executive officer and Director of the Company's predecessor since 1981 and has been President and Director of the Company since August 1988.
                                      He holds a B.S. Degree from Ohio State
                                      University and a Masters Degree from
                                      Indiana University. Mr. Regan is a member of the Ohio Oil & Gas Association. Mr.
                                      Regan also serves as President of NCE
                                      Securities, a wholly-owned subsidiary of the Company and a registered broker-dealer.

John H. Pinkerton (2)         44      Director.
                                      Mr. Pinkerton was appointed to the Board of Directors of North Coast in 1996. Mr.
                                      Pinkerton is President, Chief Executive
                                      Officer and a Director of Lomak Petroleum,
                                      Inc. and joined Lomak Petroleum in 1988.
                                      He was appointed President of Lomak
                                      Petroleum Inc. in 1990 and Chief Executive
                                      Officer of Lomak Petroleum, Inc. in 1992.
                                      Previously, Mr. Pinkerton was Senior Vice
                                      President-Acquisitions of SOCO. Prior to joining SOCO in 1980, Mr. Pinkerton was with Arthur Andersen & Co. Mr. Pinkerton received his B.A. in Business
                                      Administration from Texas Christian
                                      University and his Master of Arts Degree in Business Administration from the
                                      University of Texas.

Leo J.M.J. Blomen (2)         42      Director.
                                      Mr. Blomen was appointed to the Board of Directors of North Coast on September 4,
                                      1997. Mr. Blomen has been Director of the International Division of Nuon Energy
                                      Group since March 1997. Since July 1996
                                      Mr. Blomen has been Managing Director of
                                      Nuon International bv. Mr. Blomen is also the founder and, from January 1993 to July
                                      1996, the Managing Director of Blomenco
                                      b.v. Mr. Blomen is also on the Boards of:
                                      DATTEL a.s., a cable company in Prague
                                      (Czech Republic); Calortex, Ltd., a gas
                                      company in the U.K.; and the Sino-foreign company Shantou Da Nan Windpower
                                      Development Company, Ltd., a joint venture which is currently constructing the largest windfarm in China. Mr. Blomen holds a degree in Chemical Engineering and a Ph.D. in Medicine.

Charles M. Lombardy, Jr. (3)  47      Chief Executive Officer; Director.
                                      Mr. Lombardy has served as an executive
                                      officer and as a Director of the Company's predecessor since 1981 and has been Chief
                                      Executive Officer and a Director of the
                                      Company since August, 1988. Mr. Lombardy holds a B.B.A. from Kent State University.
                                      Mr. Lombardy also serves as
                                      Secretary/Treasurer of NCE Securities,
                                      Inc., a wholly-owned subsidiary of the
                                      Company and a registered broker-dealer.

         Name                 Age           Principal Occupation and History
         ----                 ---           --------------------------------

Steven L. Grose (3)           49      Director.
                                      Mr. Grose was elected as a Director of
                                      North Coast in 1996. Mr. Grose is Vice
                                      President-Appalachian Region of Lomak
                                      Petroleum, Inc. and joined Lomak Petroleum in 1980. Previously, Mr. Grose was employed by Halliburton Services, Inc. as a Field Engineer from 1971 until 1974. In
                                      1974 he was promoted to District Engineer and in 1978 was named Assistant District
                                      Superintendent based in Pennsylvania. Mr.
                                      Grose is a member of the Society of
                                      Petroleum Engineers and trustee of The
                                      Ohio Oil and Gas Association. Mr. Grose
                                      received his B.S. in Petroleum Engineering from Marietta College.

C. Rand Michaels (3)          60      Director.
                                      Mr. Michaels was elected as a Director of North Coast in 1996. Mr. Michaels, who holds the office of Vice Chairman of Lomak
                                      Petroleum, Inc. and is a Director of Lomak
                                      Petroleum, Inc., served as President and Chief Executive Officer of Lomak
                                      Petroleum, Inc. from 1976 through 1988 and
                                      Chairman of the Board from 1984 through
                                      1988, when he became Vice Chairman of
                                      Lomak Petroleum, Inc. Mr. Michaels is also a director of American Business Computers
                                      Corporation of Akron, Ohio, a public
                                      company serving the beverage dispensing
                                      and fast food industries.

(1)     Nominee for election.  Term as a Director expires in 2000.
(2)     Term as a Director expires in 1998.
(3)     Term as a Director expires in 1999.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has three standing committees, including the Audit Committee and the Stock Option and Compensation Committee.

         The Audit Committee, of which Dr. Ebinger and Messrs. Begley and Wegrich were members, oversees the accounting functions of the company, including matters related to the appointment and activities of the Company's auditors. The Audit Committee met once during the year ended March 31, 1997. Effective as of October 1, 1997, the members of the Audit Committee are Messrs. Blomen, Grose, Michaels, Pinkerton and Smits.

         The Compensation Committee, of which Dr. Ebinger and Messrs. Wegrich and Lombardy were members, reviews and makes recommendations concerning the salaries of the Company's executive officers and administers the Company's Profit Sharing Plan. The Compensation Committee met twice during the year ended March 31, 1997.

         The Stock Option Committee, of which Dr. Ebinger and Mr. Lombardy were members, reviews and makes recommendations concerning the Company's Stock Option Plan and Stock Bonus Plan. The Stock Option Committee met once during the year ended March 31, 1997. Effective as of October 1, 1997, the Stock Option Committee merged with the Compensation Committee. The members of the Stock Option and Compensation Committee are Messrs. Blomen, Pinkerton and Smits.

         The Board of Directors of the Company held twelve meetings during the year ended March 31, 1997. All of the Directors attended at least 75% of the meetings of the Board of Directors and each committee on which they served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Until October 1, 1997, the Compensation Committee of the Board of Directors included Charles M. Lombardy, Jr., the Chief Executive Officer of the Company.

                      UNTIMELY BENEFICIAL OWNERSHIP REPORTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who beneficially own more than 10% of any class of equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that for the fiscal year ended March 31, 1997, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with, with the exception of eight reports pertaining to eight transactions which were filed late on behalf of Messrs. Hill, Wagers, Hoisek, Kovacevich, Pinkerton, Grose, Michaels and Begley.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and the two executive officers (the "Named Executive Officers") earning in excess of $100,000 for fiscal 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                 Annual Compensation                   Compensation
                                                 -------------------                   ------------
                                                                    Other       Number of
                                                                   Annual       Securities        All Other
                                                                   Compen       Underlying          Compen-
Name and Principal Position        Year        Salary      Bonus   -sation       Options           sation (1)
---------------------------        ----        ------      -----   -------       -------           ----------
Charles M. Lombardy, Jr.           1997       $166,350        $0     N/A           --               $7,148
  Chief Executive Officer;         1996        165,000         0     N/A           --                6,308
  Director                         1995        165,635         0     N/A           --                4,974

Garry Regan                        1997        166,350         0     N/A           --                6,188
 Chairman of the Board;            1996        165,000         0     N/A           --                5,348
 President; Director               1995        165,635         0     N/A           --                4,014

Anthony Kovacevich (2)             1997        104,700     1,875     N/A           2,500             3,316
  Vice President - Exploration     1996        100,000     1,000     N/A           --                  625
   and Production                  1995         45,327         0     N/A          20,000               625

         No Named Executive Officer received personal benefits or perquisites during fiscal year 1997 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) The amounts set forth in the table include, with respect to Messrs. Lombardy, Regan and Kovacevich $2,810, $1,850 and $625, respectively, for fiscal years 1997, 1996, and 1995 in life insurance premiums paid by the Company pursuant to the terms of employment agreements between the Company and of such persons. See "Compensation of Directors and Executive Officers -- Employment Agreements." With respect to all of the Named Executive Officers, the amounts set forth in the table reflect the following contributions under the Company's Profit Sharing Plan and matching funds through the 401(K) Plan: Mr. Lombardy, $4,338, $3,498, and $2,164; Mr. Regan, $4,338, $3,498, and $2,164 respectively;
         Mr. Kovacevich $2,691 for March 31, 1997. Under the terms of the Profit Sharing Plan, all employees of the Company who have completed a 12 month period with at least 1,000 hours of service for the Company or its affiliates are eligible to participate in the plan. The amount of the Company's contributions to the Profit Sharing Plan is determined by the Board of Directors. Allocations of Company contributions under the plan are made on the basis of a participant's total compensation and are subject to a graded vesting schedule which allows 20% vesting after two years of service with an additional 20% vesting for each complete year of service thereafter.

(2) Mr. Kovacevich resigned from his position with the Company on September 30, 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth certain information concerning Stock Options granted during fiscal 1997 to the Named Executive Officers:



                                         Percent of                                  Potential Realizable
                                            Total                                      Value at Assumed
                             Number of     Options                                   Annual Rates of Stock
           Name             Securities   Granted to                                   Price Appreciation
           ----             Underlying    Employees   Exercise or                       for Option Term
                              Options        in        Base Price     Expiration     ---------------------
                            Granted(1)   Fiscal Year   ($/Share)         Date           5%           10%
                            ----------   -----------   ---------         ----           --           ---
Charles M. Lombardy, Jr.              0         N/A            N/A        N/A           N/A          N/A
Garry Regan                           0         N/A            N/A        N/A           N/A          N/A
Anthony Kovacevich                2,500      13.81%         .78125   Sept. 4, 2006     $539       $1,193
-----------

(1) Represents options granted by the Board of Directors on September 4, 1996 through the Company's Stock Option Plan.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

         The following table summarizes options exercised during fiscal 1997 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end:

                                                        Number of Securities             Value of Unexercised
                             Shares                    Underlying Unexercised            In-the-Money Options
                            Acquired                  Options at Fiscal Year-End          at Fiscal Year-End(1)
                               on        Value        --------------------------          ---------------------
           Name             Exercise    Realized      Exercisable  Unexercisable       Exercisable   Unexercisable
           ----             --------    --------      -----------  -------------       -----------   -------------
Charles M. Lombardy, Jr.       --         $  0          177,066          0                  $ 0        $  0
Garry Regan                    --            0          177,066          0                    0           0
Anthony Kovacevich             --            0           22,500          0                    0           0

-------------

(1) Based upon the closing bid price of a share of Common Stock as reported on the NASDAQ system on March 31, 1997. None of the options were in-the-money at March 31, 1997.

         Employment Agreements. On May 3, 1995, after being recommended and approved by the Compensation Committee, the Company entered into employment contracts with Messrs. Lombardy and Regan providing for the employment of these officers through May 3, 2001. These agreements provide for base annual compensation of $165,000 to each of Messrs. Lombardy and Regan, with increases for cost of living based upon the Consumer Price Index. The base annual salary of $165,000 is the same amount each executive was receiving under previous employment contracts with the Company. Additional bonuses may be awarded from time to time by the Board of Directors. In addition, the Board of Directors has the authority to increase, but not decrease without the executive's consent, the base salary of automobile expenses, disability coverage, death benefits, and severance payments. Each agreement provides that for a period of two years from the date of the termination of the executive's employment the executive will not, directly or indirectly, engage in any business competitive with that of the Company or otherwise interfere with the Company's business.

         Each of the employment agreements contains provisions addressing a possible change in control of the Company (the "Change in Control Provisions"). The Change in Control Provisions require the payment of certain benefits to these executive officers upon the termination of the employment, other than for good cause, after the occurrence of a change in control of the Company. A "change in control of the Company" is defined to include a change in the securities ownership of the Company's securities which would be required to be reported as a change in control in a proxy statement filed under the Securities Exchange Act of 1934, the Company's ceasing to have a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, or the acquisition by any person or entity of 50% or more of the outstanding shares of Common Stock of the Company (or its equivalent in voting power of any class or classes of the Company's securities).

         Under the Change in Control Provisions, either of these two executive officers who remains in the employ of the Company following the date of the occurrence of a change in control of the Company and whose employment is subsequently terminated other than for good cause would be entitled to receive a lump sum payment from the Company, regardless of whether such executive officer continues in the employ of the Company (the "Change in Control Payment"). After the occurrence of a change in control, "termination" is defined to include relocation of the principal place at which the executive is to perform his duties to a location outside the Cleveland, Ohio metropolitan area, a substantial reduction in the benefits provided to the executive, a substantial reduction in the executive's responsibilities or functions or a substantial adverse change in the executive's working conditions. It should be noted that the Change in control Provisions provide for the payment of the Change in Control Payment in the event of a termination of the executive's employment after any change in control of the Company, regardless of whether such change in control is approved by the Board of Directors and/or stockholders of the Company.

         Under such Change in Control Provisions, in the event of a termination of employment after a Change in Control, other than for good cause, each of Messrs. Lombardy and Regan would be entitled to Change in Control Payments in the amount equal to six times the average annual salary, bonus, and incentive compensation amounts paid during the three year period immediately proceeding the termination after a Change in Control. Also, at the executive's election, he could elect to receive seventy-two equal payments for a period of seventy-two months or a lump sum equal to the aggregate of the monthly amounts payable discounted to present value at a discount rate of 7% per annum.

         The employment agreements of Messrs. Lombardy and Regan were modified, in connection with the sale of Common Stock to Nuon International bv, to provide that, although a Change in Control had occurred, certain events would not constitute a termination under the employment agreements.

         The Change in Control Provisions will make more difficult or may discourage a proxy contest, the assumption of control of the Company by a substantial shareholder or shareholder group, or the removal of incumbent management. Additionally, the Change in Control Provisions may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. Accordingly, stockholders of the Company may be deprived of certain opportunities to sell their shares of Common Stock at temporarily higher market prices often associated with actual or rumored takeover attempts.

         Directors Fees. The Company pays its Directors who are not employees of the Company an annual retainer of $3,500 and a fee of $500 for attendance in person, or by telephone if substantive matters are discussed, at each meeting of the Board of Directors, plus reimbursement of expenses. On May 28, 1997, the Board of Directors adopted a plan that allows the Directors to be paid their fees in the form of Common Stock of the Company. The plan provides that Common Stock will be issued at the average closing price of the previous five days prior to the meeting. The annual retainer is similarly calculated at the end of each quarter. All stock is payable yearly or sooner if a director is no longer serving as a Board Member. The Company retains the right, with consultation of the Director, to make any payments in cash. Effective October 1, 1997, the Board terminated the payment of all Director's fees, either in cash or shares of Common Stock, except that Directors fees are still payable, in cash, to any Director who is not affiliated with a major stockholder of the Company. Individuals who are employed by or sitting on the Board as representatives of a major stockholder are considered to be affiliates of such stockholder.

                              CERTAIN TRANSACTIONS

         The Company believes that the terms of the following transactions were as favorable to the Company as could have been obtained from unaffiliated third parties. All future transactions between the Company and its affiliates will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties and all loans to Company officers, affiliates and stockholders will be approved by a majority of disinterested directors, if any.

         In connection with the sale of shares of Common Stock of the Company to Nuon International bv, Mr. Saul Siegel received a cash payment of $75,000 and a five year warrant to purchase 67,000 shares of Common Stock of the Company at a price of $0.875 per share. In addition, upon the exercise, by Nuon International bv, of its right to purchase additional shares of Common Stock of the Company, Mr. Siegel will receive an additional $75,000 and five year warrants to purchase an additional 134,000 shares of Common Stock of the Company at a price of $0.875 per share.


                PROPOSED AMENDMENT TO ARTICLE IV OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

         On October 14, 1997, the Board of Directors recommended the adoption by the stockholders of a proposed amendment to Article IV of the Certificate of Incorporation of the Company which would increase the number of shares of Common Stock which the Company shall have authority to issue from Forty Million (40,000,000) to Sixty Million (60,000,000).

         The proposed increase in the number of authorized shares of Common Stock has been deemed advisable by the Board of Directors in order to provide additional authorized but unissued shares for issuance from time-to-time for such proper corporate purposes as may be determined by the Board, without further action or authorization by the stockholders. Such corporate purposes might include the acquisition of additional capital funds through the issuance of shares, the acquisition of other companies, the declaration of shares splits and/or share dividends or other corporate actions.

         The Company is actively seeking to grow through its continued business of drilling coupled with strategic acquisitions. The Board has determined that it would enhance the Company's flexibility to have additional authorized shares of Common Stock available if an acquisition became available. Although the Company has no present plans, arrangements, understandings or commitments to issue additional shares of Common Stock, the Board of Directors believes that it is in the best interests of the Company to have the flexibility to issue Common Stock without seeking stockholder approval at the time possible actions are identified. The Company currently has 40,000,000 authorized shares of Common Stock with 34,977,949 shares either issued or reserved for issuance under warrants, preferred stock conversion, options and stock bonus plans and pursuant to a Stock Purchase Agreement with Nuon International bv

         If this proposal is adopted, there will be 25,022,051 authorized shares of Common Stock available for issuance (based on information regarding outstanding shares of Common Stock as of October 9, 1997).

         The proposed increase in the number of authorized shares of Common Stock will not change the rights of holders of presently outstanding shares of Common Stock. The newly authorized shares will have the same rights as presently outstanding shares. Present stockholders of the Company would not have any preemptive rights to purchase a portion of the newly authorized shares.

         The increase in authorized but unissued shares may have an anti-takeover effect in that additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Company. The resulting effect may be to render more difficult or to discourage the possibility of certain mergers, tender offers or proxy contests.

         Nuon International bv, Lomak Petroleum, Inc. and Messrs. Lombardy and Regan have all indicated that they will vote in favor of the proposal to increase the number of authorized shares of Common Stock.

         If the proposed amendment is approved, all or any part of the authorized, but unissued shares may thereafter be issued without further approval from the stockholders, except as required by law or the policies of any stock exchange or registered securities associated on which the shares of stock of the Company may be listed, if any, for such purposes and on such terms as the Board of Directors may determine. The Company is not presently subject to any law or stock exchange or registered securities association policy which would require further shareholder approval prior to issuance of the shares, except in certain limited situations, including the issuance of a substantial block of such shares.

RECOMMENDATION; REQUIRED VOTE

  The Board of Directors recommends a vote "FOR" approval and adoption of the proposal to adopt the following two resolutions:

         RESOLVED, That, subject to the approval of the Stockholders of the Company at the Annual Meeting, the Certificate of Incorporation of the Company shall be amended by deleting the first full, introductory paragraph of the current Article IV and replacing it with the following:

         "The total authorized capital stock of the Corporation consists of Sixty-Two Million (62,000,000) shares, of which number Sixty Million (60,000,000) shall be shares of Common Stock, $.01 par value (the "Common Stock"), and Two Million (2,000,000) shall be shares of Preferred Stock, $.01 par value (the "Preferred Stock")."

         RESOLVED FURTHER, That, subject to the receipt of the approval of the stockholders of the Company at the Annual Meeting, the President and the Secretary of the Company are hereby authorized and directed to prepare, execute and file or cause to be filed an appropriate Certificate of Amendment to the Company's Certificate of Incorporation with the appropriate authorities and to take such other and further action in order to carry out the intent and purposes of the preceding resolution and render effective such amendment to the Certificate of Incorporation.

         The persons named in the accompanying proxy or their substitutes will vote such proxy for this proposal unless it is marked to the contrary. The affirmative vote of the holders of shares entitled to exercise a majority of the total voting power of the Company at the Meeting is required for the approval and adoption of this proposal.


                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to come before the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         A representative of the firm of Arthur Andersen LLP, the Company's independent accountants, will be in attendance at the Annual Meeting, will have an opportunity to make a statement if he so desire and will be available to respond to questions from stockholders concerning the Company's audited financial statements.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meetings of Stockholders to be held in 1998 must do so no later than July 11, 1998. To be eligible for inclusion in the 1998 proxy materials of the company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written request for such Report should be directed to:



                            North Coast Energy, Inc.
                                1993 Case Parkway
                           Twinsburg, Ohio 44087-2343
                              Attention: President

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.


                                            By Order of the Board of Directors,



                                            Thomas Hill
                                            Secretary



November 7, 1997

-------------------------------------------------------------------------------
                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 5, 1997

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Units of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn, Hudson, Route 8 and Turnpike Exit 12, Hudson, Ohio on Friday, December 5, 1997 at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock and Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID UNITS WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

            (1) ELECTION OF DIRECTORS             [ ] FOR all of the nominees listed             [ ] WITHHOLD AUTHORITY
                                                    (except as marked to the contrary below)       to vote for all nominees listed
                                                    Jos J. M. Smits, Saul Siegel and
                                                    Ralph L. Bradley

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

                       (Continued and to be signed on other side)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                     UNITS
                          (Proxy -- continued from other side)

        (2) Proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                        Dated: _________________, 1997

                                                        ----------------------------------------
                                                        Your signature to this Proxy form should
                                                        be exactly the same as the name
                                                        imprinted hereon. Persons signing as
                                                        executors, administrators, trustees or
                                                        in similar capacities should so
                                                        indicate. For joint accounts, the name
                                                        of each joint owner must be signed.

                                                        PLEASE DATE, SIGN AND RETURN PROMPTLY IN
                                                        THE ACCOMPANYING ENVELOPE.

-------------------------------------------------------------------------------


                                                                 1 -- Units

-------------------------------------------------------------------------------

                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 5, 1997

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn, Hudson, Route 8 and Turnpike Exit 12, Hudson, Ohio on Friday, December 5, 1997 at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

            (1) ELECTION OF DIRECTORS             [ ] FOR all of the nominees listed             [ ] WITHHOLD AUTHORITY
                                                    (except as marked to the contrary below)       to vote for all nominees
                                                    Jos J. M. Smits, Saul Siegel and               listed
                                                    Ralph M. Bradley

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

                       (Continued and to be signed on other side)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                    SHARES
                          (Proxy -- continued from other side)

        (2) Proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                        Dated: __________________, 1997

                                                        ----------------------------------------
                                                        Your signature to this Proxy form should
                                                        be exactly the same as the name
                                                        imprinted hereon. Persons signing as
                                                        executors, administrators, trustees or
                                                        in similar capacities should so
                                                        indicate. For joint accounts, the name
                                                        of each joint owner must be signed.

                                                       PLEASE DATE, SIGN AND RETURN PROMPTLY IN
                                                       THE ACCOMPANYING ENVELOPE.

-------------------------------------------------------------------------------


2 -- Preferred Stock

-------------------------------------------------------------------------------

                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 5, 1997

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn, Hudson, Route 8 and Turnpike Exit 12, Hudson, Ohio on Friday, December 5, 1997 at 9:00 A.M. (EST), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

            (1) ELECTION OF DIRECTORS             [ ] FOR all of the nominees listed             [ ] WITHHOLD AUTHORITY
                                                    (except as marked to the contrary below)       to vote for all nominees
                                                    Jos J. M. Smits, Saul Siegel and               listed
                                                    Ralph L. Bradley

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

                       (Continued and to be signed on other side)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                    SHARES
                          (Proxy -- continued from other side)

        (2) Proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 40,000,000 to 60,000,000 shares.

        [ ] FOR the Proposal        [ ] AGAINST the Proposal        [ ] ABSTAIN

        (3) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                        Dated: _______________, 1997

                                                        ----------------------------------------
                                                        Your signature to this Proxy form should
                                                        be exactly the same as the name
                                                        imprinted hereon. Persons signing as
                                                        executors, administrators, trustees or
                                                        in similar capacities should so
                                                        indicate. For joint accounts, the name
                                                        of each joint owner must be signed.

                                                        PLEASE DATE, SIGN AND RETURN PROMPTLY IN
                                                        THE ACCOMPANYING ENVELOPE.

-------------------------------------------------------------------------------

                                                             3 -- Common Stock